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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  June 9, 1999
                                                   ------------


                             Cambridge Heart, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


          0-20991                                     13-3679946
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(Commission File Number)                 (I.R.S. Employer Identification No.)


1 Oak Park Drive
Bedford, MA                                                       01730
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(Address of Principal Executive Offices)                        (Zip Code)


                                (781) 271-1200
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On June 9, 1999, Cambridge Heart, Inc. issued a press release announcing that it had executed an agreement to raise $5.0 million in equity capital through a private placement. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.

     The private placement was completed on June 11, 1999.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          --------

     See Exhibit Index attached hereto.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 16, 1999                 CAMBRIDGE HEART, INC.



                              By: /s/ Robert B. Palardy
                              __________________________________________________
                                  Robert B. Palardy
                                  Chief Financial Officer and
                                  Vice President, Finance and Administration

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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------


 99                      Press Release dated June 9, 1999.